Franchise Arrangements	12 Months Ended
Dec. 31, 2014
Franchise Arrangements [Abstract]
Franchise Arrangements
Franchise arrangements

Individual franchise arrangements generally include a lease and a license and provide for payment of initial fees as well as continuing rent and service fees (royalties) to the Company based upon a percentage of sales with minimum rent payments. The Company’s franchisees are granted the right to operate a restaurant using the McDonald’s system and, in most cases, the use of a restaurant facility, generally for a period of 20 years. Franchisees pay related occupancy costs including property taxes, insurance and maintenance.  Pursuant to the MFAs, the Company pays initial fees and continuing service fees for franchised restaurants to McDonald’s Corporation. Therefore, the margin for franchised restaurants is primarily comprised of rental income net of occupancy expenses (depreciation for owned property and equipment and/or rental expense for leased properties).

At December 31, 2014 and 2013, net property and equipment under franchise arrangements totaled $170,400 and $191,422, respectively (including land for $48,797 and $58,976, respectively).

Revenues from franchised restaurants for fiscal years 2014, 2013 and 2012 consisted of:

	2014	2013	2012
Rent	$145,540	$171,859	$161,591
Initial fees (i)	564	929	780
Royalty fees (ii)	659	639	652
Total	$146,763	$173,427	$163,023

(i)	Presented net of initial fees paid to McDonald’s Corporation for $885, $1,150 and $882 in 2014, 2013 and 2012, respectively.

(ii)	Presented net of royalties fees paid to McDonald’s Corporation for $63,680, $69,933 and $65,756 in 2014, 2013 and 2012, respectively.

At December 31, 2014, future minimum rent payments due to the Company under existing franchised agreements are:

	Owned sites	Leased sites	Total
2015	$7,284	$12,732	$20,016
2016	7,110	11,663	18,773
2017	6,923	10,811	17,734
2018	6,527	9,987	16,514
2019	5,352	9,288	14,640
Thereafter	28,467	51,701	80,168
Total	$61,663	$106,182	$167,845